                                                                   EXHIBIT 10.17


                           BORROWER PLEDGE AGREEMENT


         THIS BORROWER PLEDGE AGREEMENT dated as of January 31, 1996 (this "Agreement"), is by and between SNELLING AND SNELLING, INC., a Pennsylvania corporation ("Pledgor") and THE FIRST NATIONAL BANK OF BOSTON, as agent for itself and the other Banks (the "Secured Party").

                                   RECITALS:

         0.10 Pledgor, certain lenders named therein ("Banks") and Secured Party have entered into that certain Credit Agreement of even date herewith (such Credit Agreement, as the same may be amended or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement"; terms defined in the Credit Agreement and not otherwise defined herein being used as defined therein).

         0.11 Secured Party and the Banks have conditioned their obligations under the Credit Agreement upon the execution and delivery of this Agreement by Pledgor.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1



                          Security Interest and Pledge

         Section 1.1 SECURITY INTEREST AND PLEDGE. As collateral security for the prompt payment in full when due of the Obligations (whether at stated maturity, by acceleration, or otherwise) and all present and future obligations of Pledgor under this Agreement, Pledgor hereby pledges and grants to Secured Party a first priority security interest in the following property (such property being hereinafter sometimes called the "Collateral"):


                 (a) all of Pledgor's shares of stock of the companies described on SCHEDULE 1 hereto, now owned or hereafter acquired, including, without limitation, the shares of stock of such companies described on SCHEDULE 1 hereto; and


                 (b) all products, proceeds, revenues, distributions, dividends, stock dividends, securities and other property, rights and interests that Pledgor receives or is at any time entitled to receive on account of the same.





BORROWER PLEDGE AGREEMENT - Page 1

                                   ARTICLE 2



                       AFFIRMATIVE AND NEGATIVE COVENANTS

         Pledgor covenants and agrees with Secured Party that:

         Section 2.1 DELIVERY. Prior to or concurrently with the execution and delivery of this Agreement, Pledgor shall deliver to Secured Party all certificate(s) identified in Schedule 1 hereto, accompanied by undated stock powers duly executed in blank.

         Section 2.2 ENCUMBRANCES. Pledgor shall not create, permit, or suffer to exist, and shall defend the Collateral against, any Lien, security interest, or other encumbrance on the Collateral except the pledge and security interest of Secured Party hereunder, and Pledgor shall defend Pledgor's rights in the Collateral and Secured Party's security interest in the Collateral against the claims of all Persons.

         Section 2.3 SALE OF COLLATERAL. Pledgor shall not sell, assign, or otherwise dispose of the Collateral or any part thereof without the prior written consent of Secured Party or as permitted pursuant to SECTION 10.8 of the Credit Agreement.

         Section 2.4 DISTRIBUTIONS. If Pledgor shall become entitled to receive or shall receive: (i) any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase, or reduction of capital or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any Collateral; (ii) any sums paid in respect of the Collateral upon the liquidation or dissolution of the issuer thereof; (iii) any other distribution of capital made on or in respect of the Collateral or any other property distributed upon or in respect of the Collateral pursuant to any recapitalization or reclassification of the capital of the issuer thereof or pursuant to any reorganization of the issuer thereof; or (iv) subject to the right of Pledgor to receive cash dividends under SECTION 3.3 hereof, any other Collateral the possession of which is necessary to perfect the security interest of Secured Party therein, then (1) Pledgor agrees to accept the same as Secured Party's agent and to hold the same in trust for Secured Party, and to deliver the same forthwith to Secured Party in the exact form received, with the appropriate endorsement of Pledgor when necessary and/or appropriate undated stock powers duly executed in blank, to be held by Secured Party as additional Collateral for the Obligations, subject to the terms hereof, or (2) in the case of a disposition of the stock or assets of PMC as permitted by SECTION 10.8 of the Credit Agreement, Pledgor may use the proceeds as permitted by SECTION 10.8 of the Credit Agreement. All sums of money and property so paid or distributed in respect of the Collateral that are received by Pledgor shall, until paid or delivered to Secured Party, be held by Pledgor in trust as additional security for the Obligations.





BORROWER PLEDGE AGREEMENT - Page 2

                                   ARTICLE 3



                      RIGHTS OF SECURED PARTY AND PLEDGOR

         Section 3.1 POWER OF ATTORNEY. PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS SECURED PARTY AND ANY OFFICER OR AGENT THEREOF, WITH FULL POWER OF SUBSTITUTION, AS ITS TRUE AND LAWFUL ATTORNEY-IN-FACT WITH FULL IRREVOCABLE POWER AND AUTHORITY IN THE PLACE AND STEAD AND IN THE NAME OF PLEDGOR OR IN ITS OWN NAME, IN SECURED PARTY'S DISCRETION, TO TAKE, AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, ANY AND ALL ACTION AND TO EXECUTE ANY AND ALL DOCUMENTS AND INSTRUMENTS WHICH MAY BE NECESSARY OR DESIRABLE TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY GIVES SECURED PARTY THE POWER AND RIGHT ON BEHALF OF PLEDGOR AND IN ITS OWN NAME TO DO, AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, ANY OF THE FOLLOWING (SUBJECT TO THE RIGHTS OF PLEDGOR UNDER SECTION 3.2 AND 3.3 HEREOF) WITHOUT NOTICE TO OR THE CONSENT OF PLEDGOR:


                 (a) to demand, sue for, collect, or receive in the name of Pledgor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, or any other instruments for the payment of money under the Collateral;


                 (b) to pay or discharge taxes, Liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral;


                 (c) (i) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Secured Party or as Secured Party shall direct; (ii) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices, and other documents relating to the Collateral; (iv) to commence and prosecute any suit, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action, or proceeding brought against Pledgor with respect to any Collateral; (vi) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; (vii) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the





BORROWER PLEDGE AGREEMENT - Page 3
         issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as Secured Party may determine; (viii) to add or release any guarantor, indorser, surety, or other party to any of the Collateral or the Obligations; (ix) to renew, extend, or otherwise change the terms and conditions of any of the Collateral or Obligations; and (x) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Pledgor's expense, at any time, or from time to time, all acts and things which Secured Party deems necessary to protect, preserve, or realize upon the Collateral and Secured Party's security interest therein.

         THIS POWER OF ATTORNEY IS A POWER COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL ALL OF THE OBLIGATIONS ARE PAID IN FULL. Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to Secured Party in this Agreement, and Secured Party shall not be liable for any failure to do so or any delay in doing so. Secured Party shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on Secured Party solely to protect, preserve and realize upon its security interest in the Collateral.

         Section 3.2 VOTING RIGHTS. Unless and until an Event of Default shall have occurred and is continuing, Pledgor shall be entitled to exercise any and all voting rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement. Secured Party shall execute and deliver to the Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting rights which it is entitled to exercise pursuant to this Section.

         Section 3.3 DIVIDENDS. Unless and until an Event of Default shall have occurred and is continuing, Pledgor shall be entitled to receive and retain any dividends on the Collateral paid in cash out of earned surplus to the extent and only to the extent that such dividends are permitted by the Credit Agreement.

         Section 3.4 SECURED PARTY'S DUTY OF CARE. Other than the exercise of reasonable care in the physical custody of the Collateral while held by Secured Party hereunder, Secured Party shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that Pledgor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, Secured Party shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if Secured Party takes





BORROWER PLEDGE AGREEMENT - Page 4
such action, for purposes of preserving rights in the Collateral, as Pledgor may reasonably request in writing, but no failure or omission or delay by Secured Party in complying with any such request by Pledgor, and no refusal by Secured Party to comply with any such request by Pledgor, shall be deemed to be a failure to exercise reasonable care unless such failure, omission, delay or refusal constitutes willful misconduct or gross negligence.

         Section 3.5 ASSIGNMENT BY SECURED PARTY. Subject to the terms of the Credit Agreement, Secured Party may at any time and from time to time assign the Obligations and any portion thereof and/or the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of Secured Party under this Agreement in relation thereto.

                                   ARTICLE 4



                                    DEFAULT

         Section 4.1 RIGHTS AND REMEDIES. If any Event of Default shall occur and be continuing, Secured Party shall have the following rights and remedies:


                 (a) In addition to all other rights and remedies granted to Secured Party in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Obligations, Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted by the State of Texas. Without limiting the generality of the foregoing, Secured Party may (i) without demand or notice to Pledgor, collect, receive, or take possession of the Collateral or any part thereof, (ii) sell or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Secured Party's offices or elsewhere, for cash, on credit, or for future delivery and/or (iii) bid and become a purchaser at any sale free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived and released by Pledgor. Upon the request of Secured Party, Pledgor shall assemble the Collateral and make it available to Secured Party at any place designated by Secured Party that is reasonably convenient to Pledgor and Secured Party. Pledgor agrees that Secured Party shall not be obligated to give more than ten (10) days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Secured Party shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees and other expenses incurred by Secured Party in connection with the collection of the Obligations and the enforcement of Secured Party's rights under this Agreement, all of which expenses and fees shall constitute additional Obligations secured by this Agreement. Secured Party may apply the Collateral against the





BORROWER PLEDGE AGREEMENT - Page 5

         Obligations in accordance with the Credit Agreement. Pledgor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Obligations. Pledgor waives all rights of marshalling in respect of the Collateral.


                 (b) Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party's nominee or nominees.


                 (c) Secured Party may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.


                 (d) Secured Party shall have the right, but shall not be obligated to, exercise or cause to be exercised all voting, consensual and other powers of ownership pertaining to the Collateral, and Pledgor shall deliver to Secured Party, if requested by Secured Party, irrevocable proxies with respect to the Collateral in form satisfactory to Secured Party.


                 (e) Pledgor hereby acknowledges and confirms that Secured Party may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obligated to agree, among other things, to acquire any shares of the Collateral for their own respective accounts for investment and not with a view to distribution or resale thereof. Pledgor further acknowledges and confirms that any such private sale may result in prices or other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner, and Secured Party shall be under no obligation to take any steps in order to permit the Collateral to be sold at a public sale. Secured Party shall be under no obligation to delay a sale of any of the Collateral for any period of time necessary to permit any issuer thereof to register such Collateral for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws.


                 (f) On any sale of the Collateral, Secured Party is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of Secured Party's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority.





BORROWER PLEDGE AGREEMENT - Page 6

                                   ARTICLE 5



                                 MISCELLANEOUS

         Section 5.1 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Pledgor and Secured Party and their respective heirs, successors and assigns, except that Pledgor may not assign any of its rights or obligations under this Agreement without the prior written consent of Secured Party. Any assignment made in violation of this SECTION 5.1 shall be void.

         Section 5.2 AMENDMENT; ENTIRE AGREEMENT. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

         Section 5.3 NOTICES. All notices and other communications provided for in this Agreement shall be given or made in accordance with the Credit Agreement.

         Section 5.4 APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

         Section 5.5 HEADINGS. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         Section 5.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.





BORROWER PLEDGE AGREEMENT - Page 7

         Section 5.7 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                       PLEDGOR:

                                       SNELLING AND SNELLING, INC.


                                       By: /s/ J. RUSSELL CREWS
                                          --------------------------------------
                                       Name:    J. Russell Crews
                                       Title:   Senior Vice President


                                       SECURED PARTY:

                                       THE FIRST NATIONAL BANK OF BOSTON,
                                       as Agent


                                       By: /s/ WILLIAM C. PURINTON
                                          --------------------------------------
                                       Name:  William C. Purinton
                                       Title:   Vice President





BORROWER PLEDGE AGREEMENT - Page 8